Exhibit 23.4


                        Consent of Independent Auditors
                        -------------------------------



The Board of Directors
County Bank of Chesterfield:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the joint proxy statement.


                                        /s/ KPMG Peat Marwick LLP

Richmond, Virginia
April 15, 1997